FIRST AMENDMENT TO PROPERTY MANAGEMENT

AND SERVICES AGREEMENT

This First Amendment to Property Management and Services Agreement (“First Amendment”) is made and entered as of September 30, 2005, by and between Glenborough Properties, L.P., a California limited partnership (“Glenborough”) and Rancon Realty Fund V, a California limited partnership (“Rancon”).

RECITALS

This First Amendment is made with reference to the following facts and objectives:

A.        Glenborough and Rancon entered into a Property Management and Services Agreement dated July 30, 2004 (the “Agreement’). Since then the parties have determined that Exhibit A to the Agreement should be modified to more clearly identify the properties subject to the Agreement.

B.        Glenborough and Rancon now desire to modify Exhibit A to the Agreement as hereinafter set forth.

NOW, THEREFORE, Glenborough and Rancon hereby agree:

AGREEMENT

1.             Exhibit A to the Agreement is deleted and replaced with Exhibit A attached to and incorporated into this First Amendment.

2.            All other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

This First Amendment modifies and amends the Agreement. To the extent there are any inconsistencies between this First Amendment and the Agreement, the terms, covenants, and conditions of this First Amendment shall govern.

IN WITNESS WHEREOF, Glenborough and Rancon have executed this First Amendment as of the date first above written.

GLENBOROUGH:

GLENBOROUGH PROPERTIES, L.P.,

a California limited partnership

By	Glenborough Realty Trust Incorporated
A Maryland corporation
Its General Partner
By:	/s/ Sandra Boyle
Its Executive Vice President

RANCON:

RANCON REALTY FUND V, a California limited partnership By: /s/ Daniel L. Stephenson Daniel L. Stephenson, General Partner
By: RANCON FINANCIAL CORPORATION, a California corporation, General Partner
By:/s/ Daniel L. Stephenson Daniel L. Stephenson, President

Exhibit A: Rancon Realty Fund V

		Proposed -	Developed	Undeveloped	Parcel	Current	Former
Current Property Name	Address	Current Use	S.F.	S.F.	Acres	AP #	AP #
Brier Corporate Center	862 Hospitality Lane	Office	104,049		5.200	281-351-25	281-351-14
Carnegie Business Center	720-732 E. Carnegie Drive	R&D	50,867	-----	3.740	281-351-21	----
Bally's Total Fitness	784 E. Hospitality Lane	Health Club	25,000	-----	0.929	281-371-71	281-371-36, 37
Carnegie Plaza Parking	NA	Parking	-----	-----	21.399	281-371-72	281-371-47
Carnegie Plaza Parking	NA	Parking	-----	-----	6.006	281-371-83	281-371-48,73
East Lake Restaurant	TBA	Retail	-----	9,000	0.270	281-371-81	281-371-45
East Lakeside Tower	TBA	Office-Park	----	200,000	0.801	281-371-80	281-371-44
East Lakeside Tower Parking	NA	Parking	-----	-----	0.863	281-371-38	-----
Lakeside Tower	650 E. Hospitality Lane	Office	112,791	-----	0.716	281-371-43	-----
One Carnegie Plaza	621 & 625 E. Carnegie Drive	Office	107,278	-----	2.147	281-341-12	-----
One Parkside	560 E. Hospitality Lane	Office	70,068	-----	0.628	281-371-35	-----
Outback Restaurant	620 E. Hospitality Lane	Retail	6,500	-----	0.333	281-371-40	-----
Pat & Oscar's	690 E. Hospitality Lane	Retail	5,100	-----	0.581	281-371-82	281-371-46
The Lake	NA	Lake	-----	-----	1.374	281-371-49	----
Three Carnegie Plaza	735 E. Carnegie Drive	Office	86,200	-----	1.074	281-361-17	-----
Two Carnegie Plaza	685 Carnegie Drive	Office	68,957	-----	1.137	281-341-13	-----
Two Parkside	550 E. Hospitality	Office	82,004	-----	0.631	281-371-34	-----
West Lake Office	630 E. Hospitality	Office	-----	72,000	0.544	281-371-41	-----
West Lakeside Tower	TBA	Office-Park	-----	120,000	0.818	281-371-42	-----
West Lakeside Tower Parking	NA	Parking	-----	-----	1.269	281-371-39	-----
Palm Court Retail 3	745 E. Hospitality Lane	Retail	6,004	-----	0.580	281-361-14	-----
Maintenance Associations	Associations 3, 4, 5, 6, 7

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